Exhibit 99.2

Mellon Financial Corporation

Asset Management

Institutional Asset Management

Mutual Funds

Private Wealth Management

Corporate and Institutional Services

Asset Servicing Asset

Payment Solutions & Investor Services

Treasury Services

Mellon Financial Corporation Investor Presentation March 16, 2005

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Cautionary Statement

A number of statements (i) in our presentation, (ii) in the accompanying slides and (iii) in the responses to your questions are “forward-looking statements”. These statements relate to, among other things, the expected closing time of the announced transaction, use of proceeds of the transaction and the sale of Shinsei shares, impact of the transaction on 2005 results and expected after-tax loss, the provision of services to the buyer and its clients, use of excess capital and gain on the sale of Shinsei shares and the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates and intentions, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual results may differ materially from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, changes in political and economic conditions; equity, fixed-income and foreign exchange market fluctuations; changes in the mix of assets under management; the effects of the adoption of new accounting standards; corporate and personal customers’ bankruptcies; operational risk; inflation; technological change; success in the timely development of new products and services; competitive product and pricing pressures within the Corporation’s markets; consumer spending and savings habits; interest rate fluctuations; monetary fluctuations; currency rate fluctuations; acquisitions and integrations of acquired businesses; changes in law; changes in fiscal, monetary, regulatory, trade and tax policies and laws; success in gaining regulatory approvals when required; the uncertainties inherent in the litigation process; the effects of recent and any further terroristic acts and the results of the war on terrorism; as well as other risks and uncertainties detailed from time to time in the filings of the Corporation with the Securities and Exchange Commission. Such forward-looking statements speak only as of March 16, 2005, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

Non-GAAP Measures: In this presentation we will discuss some non-GAAP measures in detailing the Corporation’s performance. The reconciliation of those measures to the most comparable GAAP measures is included in the actual presentation or contained in the appendix of this presentation.

1

The contents of this conference call and webcast, and any related material, is the property and copyright of Mellon Financial Corporation. This conference call and webcast may not be reproduced, recorded, broadcast, disseminated, published, sold or otherwise used for public or commercial purposes, without the express written consent of Mellon and the relevant information providers. The archived version of this conference call and related series of graphics will be available on our website (mellon.com) until Wednesday March 30, 2005 at 5 p.m. EST.

The following discussion contains statements that are considered forward-looking statements. Actual results may differ materially from those expressed or implied due to a variety of factors that are described in our Annual Report on Form 10-K for the year-ended December 31, 2004 and in the slides that accompany the web cast version of this presentation. These forward-looking statements speak only as of March 16, 2005, and Mellon undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

Participating in this morning’s call are Marty McGuinn, Mellon’s Chairman and Chief Executive Officer; Steve Elliott, Mellon’s Senior Vice Chairman and Mike Bryson Mellon’s Chief Financial Officer.

Transaction Summary

Sale of Human Resources (HR) for $445 million

Consulting Practices, Benefits Administration (Defined Benefit, Defined Contribution and Health & Welfare) and Business Process Outsourcing

Retain Investor Services (IS) – Combining with top-quality Global Cash Management to form Payment Solutions & Investor Services

Drive earnings growth by re-investing in Institutional Asset Management, Dreyfus Mutual Funds, Private Wealth, Asset Servicing and Payment Solutions & Investor Services

Adopting discontinued operations for businesses sold

Pre-tax gain before disposal costs of approximately $15 million

Disposal costs and low tax basis results in an after-tax loss in discontinued after-operations of approximately $75 million

HR sale expected to result in approximately $.04 dilution in 2005 for.Continuing Operations

Assumes interim investment of cash proceeds in short-term investments

2

Good morning and thank you for joining us on relatively short notice…

Today Mellon announced that we have reached a definitive agreement with Affiliated Computer Services to sell our HR Consulting and Outsourcing businesses for $445 million, subject to closing adjustments. This transaction, approved by the Boards of Directors of both companies, is expected to close by the end of the second quarter, subject to regulatory approval.

Mellon will retain the Investor Services business, which currently ranks as the leading domestic transfer agent and where we have operated successfully for more than a century.

This transaction provides Mellon with significant financial flexibility to drive earnings growth from our fee-based businesses. We intend to use the proceeds to reinvest in our growth businesses - Institutional Asset Management, Mutual Funds, Private Wealth Management, Asset Servicing and Payment Solutions and Investor Services. We have already targeted key initiatives to enhance the growth of Private Wealth and Asset Servicing and are reviewing other opportunities including acquisitions to support our businesses.

Duplicate slide for speaking notes only

Transaction Summary

Sale of Human Resources (HR) for $445 million

Consulting Practices, Benefits Administration (Defined Benefit, Defined Contribution and Health & Welfare) and Business Process Outsourcing

Retain Investor Services (IS) – Combining with top-quality Global Cash Management to form Payment Solutions & Investor Services

Drive earnings growth by re-investing in Institutional Asset Management, Dreyfus Mutual Funds, Private Wealth, Asset Servicing and Payment Solutions & Investor Services Adopting discontinued operations for businesses sold

Pre-tax gain before disposal costs of approximately $15 million

Disposal costs and low tax basis results in an after-tax loss in discontinued operations of approximately $75 million

HR sale expected to result in approximately $.04 dilution in 2005 for Continuing Operations

Assumes interim investment of cash proceeds in short-term investments -

2

Effective the first quarter of 2005, we will adopt discontinued operations accounting for the businesses sold. The sale is expected to generate a pre-tax gain before disposal costs of approximately $15MM, but after the impact of disposal costs and a low tax basis on the stock of some of the operations sold, the transaction is expected to result in an after-tax loss in discontinued operations of approximately $75MM.

Based upon the loss of earnings anticipated from the businesses sold and the impact of stranded costs, partially offset by the interim investment of the proceeds and a transition services agreement, we expect the transaction will result in approximately 4 cents dilution to Continuing Operations in 2005.

Transaction Summary

Ongoing relationship between Mellon and ACS maintains Mellon’s access to key revenue streams

Asset Management (DB and DC plans) Custody (DB, DC and bundled DB plans) HSAs payment processing

Payment Solutions & Investor Services sector to include

Global Cash Management - #1 quality rating

Eighth among cash management banks for market penetration

Complete electronic and paper product set including accounts payable outsourcing solutions

Investor Services - #1 domestic stock transfer agency

1300 clients

20 million shareholder accounts

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It was critical for us to find a buyer that would value the assets appropriately and would also be the right fit for our clients and our employees. We are very pleased by the working relationship that has been established with ACS, as Mellon and many of our corporate and institutional clients will now become significant clients of ACS.

Under the terms of the transaction, Mellon will maintain access to key revenue streams from the businesses sold to ACS - a benefit to both our clients and shareholders. We will continue to provide a broad range of asset management, custody and administrative services to the expanded client base of ACS. We will also use our cash management capabilities to support ACS’ leading position in the growing market for Health Savings Accounts.

Mellon’s Global Cash Management and Investor Services businesses will operate under a new Sector name - Payment Solutions and Investor Services. This new sector represents the combination of two key processing businesses, where Mellon enjoys a longstanding reputation for excellent quality, product innovation, customer service and strong operating margins.

The following slide provides a pro-forma overview of Mellon’s business mix in 2004 excluding the businesses sold to ACS….

Transaction Summary

Pro-forma Business Mix*

Revenue

Institutional Asset Management

21%

Mutual Funds

13%

Private Wealth

14%

Treasury Services

11%

Payment Solutions & Investor Services

19%

Asset Servicing

22%

Pre-tax Earnings

Institutional Asset Management

21%

Mutual Funds

15%

Private Wealth

19%

Treasury Services

13%

Payment Solutions & Investor Services

17%

Asset Servicing

15%

* Pro-forma to reflect the impact of the sale of the HR businesses and adjustments noted on page 6 of the 2004 Financial Annual Report.

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Mellon’s mix of businesses, after the divestiture of HR consulting and outsourcing, continue to provide us with diversification and balance.

In 2004 the businesses sold had revenue of approximately $660 million and generated a small pre-tax loss.

We have restated our business sectors to reflect the impact of the transaction.

On a restated basis … Our Asset Management businesses represent approximately 48% of the revenue and 55% of Mellon’s pre-tax earnings.

Beginning with the first quarter of 2005 we will be reporting the results of Corporate & Institutional Services with essentially two new business sectors – Payment Solutions & Investor Services and Treasury Services. There are no changes to the activities of Asset Servicing.

Duplicate slide for speaking notes only

Transaction Summary

Pro-forma Business Mix*

Revenue

Institutional Asset Management

Mutual Funds

Private Wealth

Treasury Services

Payment Solutions & Investor Services

Asset Servicing

21%

13%

14%

12%

19%

22%

Pre-tax Earnings

Institutional Asset Management

Mutual Funds

Private Wealth

Treasury Services

Payment Solutions & Investor Services

Asset Servicing

21%

15%

19%

13%

17%

15%

Full Year 2004

* Pro-forma to reflect the impact of the sale of the HR businesses and adjustments noted on page 6 of the 2004 Financial Annual Report.

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I have already noted that Payment Solutions and Investor Services will include Mellon’s Global Cash Management and Investor Services businesses. The Treasury sector will comprise all of our traditional banking products as well as activities currently labeled “other” - that previously had been outside our core sectors.

Adjusting for this transaction and on a continuing operations basis, the growth rate of Mellon’s fee based revenue in 2004 increased from 8% to 11% and the pre-tax margin increased from 25% to 30%.

We will provide a more complete picture of the restated financials with the release of our first quarter earnings on April 19th.

Summary

Closing expected by the end of the second quarter

Capital flexibility from sale of HR and Shinsei shares

Sale of Shinsei results in an after-tax gain of approximately $125 million

Combination results in approximately $250 million of tangible capital

Enhances corporate growth rate

Supports strategic growth opportunities for Institutional Asset Management, Dreyfus Mutual Funds, Private Wealth, Asset Servicing and Payment Solutions & Investor Services

Business strategy remains unchanged – committed to delivering long term growth

5

As mentioned earlier, it is anticipated that this transaction with ACS will close by the end of the second quarter.

Through a secondary offering by Shinsei Bank in the first quarter of 2005, Mellon was able to sell substantially all of its Shinsei shares and we expect to record an after-tax gain of approximately $125MM in the first quarter.

The sale of the HR businesses and the Shinsei shares provides Mellon with additional financial flexibility to pursue growth opportunities in our remaining businesses.

New investments for organic growth can be dilutive for 4-6 quarters since they are incurred principally as current period expenses. Nevertheless, these investments will provide a long-term competitive advantage for Mellon.

We plan to use a portion of the Shinsei gain to fund additional expensed investments in product development, marketing and sales.

We are establishing an investment pool to support growth initiatives over and beyond those currently planned. We expect our businesses to compete for these dollars and plan to provide further details of these initiatives at our Investor Conference in May.

The combination of the sale of the HR businesses and the Shinsei shares also enhances even further Mellon’s strong capital position.

Duplicate slide for speaking notes only

Summary

Closing expected by the end of the second quarter

Capital flexibility from sale of HR and Shinsei shares

Sale of Shinsei results in an after-tax gain of approximately $125 million

Combination results in approximately $250 million of tangible capital

Enhances corporate growth rate

Supports strategic growth opportunities for Institutional Asset Management, Dreyfus Mutual Funds, Private Wealth, Asset Servicing and Payment Solutions & Investor Services

Business strategy remains unchanged – committed to delivering long term growth

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You can also expect that Mellon will continue to use some of our excess capital generated from earnings to repurchase shares. We have not yet repurchased any shares during the first quarter of 2005, due to the confidentiality associated with this transaction. We plan to resume the repurchase program in a manner consistent with the last two years and have the approval to repurchase up to 9.5 million shares under our current Board authorization.

The sale of our HR businesses enhances Mellon’s ability to demonstrate improved fee revenue growth and higher operating margins.

Our investment performance has been strong, the quality scores of our processing businesses are excellent and through the first two months of 2005 we have enjoyed a number of key client wins.

The proceeds from this transaction and the sale of our Shinsei shares together with the excess capital that we generate from our businesses provides us with excellent flexibility to fund growth initiatives that will support long-term earnings growth.

Duplicate slide for speaking notes only

Summary

Closing expected by the end of the second quarter Capital flexibility from sale of HR and Shinsei

Sale of Shinsei results in an after-tax gain of approximately $125 million

Combination results in approximately $250 million of tangible capital

Enhances corporate growth rate

Supports strategic growth opportunities for Institutional Asset Management, Dreyfus Mutual Funds, Private Wealth, Asset Servicing and Payment Solutions & Investor Services

Business strategy remains unchanged – committed to delivering long term growth

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I can assure you that Mellon will continue to use the same disciplined process for investment decisions that we have employed historically.

Finally I would like to emphasize that Mellon’s business strategy remains essentially unchanged. We have proven our ability to deliver strong investment performance in asset management and exceptional quality in all of our processing businesses. Today we are more focused on what we do best and we believe our actions have enhanced our ability to deliver long term growth.

Operator, you may now open the lines for questions.

Question & Answer

Investor Relations Contacts

Steve Lackey (412) 234-5601

Andy Clark (412) 234-4633